News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS SECOND QUARTER NET INCOME OF

$12.1 MILLION, AN INCREASE OF 69% OVER PRIOR YEAR

OLNEY, MARYLAND, July 18, 2013 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the second quarter of 2013 of $12.1 million ($0.49 per diluted share) compared to net income of $7.2 million ($0.30 per diluted share) for the second quarter of 2012 and net income of $10.6 million ($0.42 per diluted share) for the first quarter of 2013.

Net income for the six-month period ended June 30, 2013 totaled $22.7 million ($0.91 per diluted share) compared to net income of $15.7 million ($0.65 per diluted share) for the prior year period, an increase of 45%.

“We are pleased to report that we maintained our strong earnings momentum during the second quarter. The primary drivers of these results were continued improvement in credit quality metrics due to loan recoveries combined with growth in non-interest income, primarily from our wealth management and insurance operations, and lower non-interest expenses,” said Daniel J. Schrider, President and Chief Executive Officer.

“The credit to our provision for loan and lease losses for the quarter reflects recoveries from loan workouts and is a product of our aggressive efforts to address problem loans early in the current credit cycle.

“While loan growth has been especially challenging due to the state of the economy and uncertainty over the timing of reductions in the Federal Reserve’s monthly securities purchases, we have worked to limit the decline in our net interest margin through disciplined management of our funding costs,” said Schrider.

Second Quarter Highlights:

•	Pre-tax pre-provision income, a non-GAAP measure, was $15.6 million for the second quarter of 2013, a 7% increase over the second quarter of 2012 and a 2% decrease compared to the first quarter of 2013.

•	The provision for loan and lease losses for the second quarter of 2013 was a credit of $2.9 million compared to a charge of $1.6 million for the second quarter of 2012 and a charge of $0.1 million for the first quarter of 2013. This improvement in the provision was due to a decline in historical net charge-offs, a lower migration of new problem loans into non-performing status, and loan recoveries during the quarter.

•	Non-performing loans decreased to $46.2 million at June 30, 2013 compared to $64.5 million at June 30, 2012 and $49.5 million at March 31, 2013. The coverage ratio of the allowance for loan and lease losses to non-performing loans was 84% at June 30, 2013 compared to a coverage ratio of 70% at June 30, 2012 and 83% at March 31, 2013.

•	The net interest margin was 3.51% for the second quarter of 2013, compared to 3.62% for the second quarter of 2012 and 3.59% for the first quarter of 2013. The decrease in the margin was due primarily to the decline in the yield on a higher level of earning assets which more than offset the lower cost of deposits and borrowings.

•	Non-interest income increased 6% for the quarter compared to the prior year quarter and decreased 2% compared to the first quarter of 2013. The increase over the prior year quarter was due primarily to growth in income from wealth management, insurance agency commissions and other non-interest income. The decrease compared to the first quarter of 2013 was due primarily to a decline in income from mortgage banking and other non-interest income.

•	Total loans increased 5% compared to the second quarter of 2012 and 2% compared to the first quarter of 2013 due primarily to organic loan growth in the commercial investor real estate and residential mortgage portfolios.

Review of Balance Sheet and Credit Quality

Total assets increased 6% to $4.1 billion at June 30, 2013 as compared to June 30, 2012. Total loans and leases increased 5% to $2.6 billion compared to the prior year due primarily to the growth in the specific loan portfolios mentioned above.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 2% compared to June 30, 2012. This increase was due primarily to a 15% increase in noninterest-bearing and interest-bearing checking account balances. The Company considers the growth in checking accounts to be an important performance metric as such accounts typically are the primary drivers of growth in multiple product banking relationships with clients. Certificates of deposit declined 19% and FHLB advances increased 33% at June 30, 2013 compared to balances at June 30, 2012, as the Company managed its funding mix to take advantage of current low interest rates to maintain the net interest margin.

Tangible common equity totaled $401.7 million at June 30, 2013 compared to $371.0 million at June 30, 2012 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.84% at June 30, 2012 to 10.08% at June 30, 2013. This increase was due primarily to net income earned during the period. At June 30, 2013, the Company had a total risk-based capital ratio of 15.55%, a tier 1 risk-based capital ratio of 14.30% and a tier 1 leverage ratio of 11.28%.

Non-performing loans totaled $46.2 million at June 30, 2013 compared to $64.5 million at June 30, 2012 and $49.5 million at March 31, 2013. Overall credit quality continued to improve due to the resolution of existing problem credits and limited migration of new credits to non-performing status.

Loan charge-offs, net of recoveries, totaled $0.6 million in net recoveries for the second quarter of 2013 compared to net charge-offs of $1.4 million for the second quarter of 2012 and net charge-offs of $1.8 million for the first quarter of 2013. This improvement for the second quarter of 2013 compared to the prior year quarter was due primarily to recoveries on existing problem credits and reduced charge-offs in the current quarter due to lower non-performing loans. The allowance for loan and lease losses represented 1.50% of outstanding loans and leases and 84% of non-performing loans at June 30, 2013 compared to 1.83% of outstanding loans and leases and 70% of non-performing loans at June 30, 2012 and 1.61% of outstanding loans and leases and 83% of non-performing loans at March 31, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the second quarter of 2013 increased 4% compared to the second quarter of 2012 due to an increase in average interest-earning assets and lower funding costs which more than offset the decline in asset yields. The Company’s funding costs declined due to a lower cost deposit mix and the restructuring of $170 million in Federal Home Loan Bank advances during the fourth quarter of 2012 and the first six months of 2013. The net interest margin decreased to 3.51% for the second quarter of 2013 compared to 3.62% for the second quarter of 2012 due to lower yields on a higher amount of interest-earning assets.

The provision for loan and lease losses was a credit of $2.9 million for the second quarter of 2013 compared to a charge of $1.6 million for the second quarter of 2012 and a charge of $0.1 million for the first quarter of 2013. The decrease in the provision for the second quarter of 2013 compared to both the second quarter of 2012 and the first quarter of 2013 was due primarily to a decline in historical losses, recoveries during the period and a lower migration of new problem loans into non-performing status.

Non-interest income increased 6% to $12.2 million for the second quarter of 2013 compared to $11.5 million for the second quarter of 2012. This increase was driven by a 12% increase in wealth management income due to higher assets under management. In addition, other non-interest income increased 20% due to gains on sales and dispositions of loans.

Non-interest expenses decreased 5% to $27.5 million for the second quarter of 2013 compared to $28.9 million in the second quarter of 2012. This decrease was driven primarily by declines in outside data services and other non-interest expenses due to merger expenses recorded in the second quarter of 2012 relating to the CommerceFirst acquisition. The non-GAAP efficiency ratio improved to 60.92% for the second quarter of 2013 compared to 61.55% for the second quarter of 2012.

Net interest income for the first six months of 2013 increased 6% compared to the second quarter of 2012 due to an increase in average interest-earning assets and lower funding costs. The net interest margin decreased to 3.55% for the first six months of 2013 compared to 3.59% for the first six months of 2012 due largely to the factors cited previously with respect to the second quarter of 2013.

The provision for loan and lease losses was a credit of $2.8 million for the first six months of 2013 compared to a charge of $2.2 million for first six months of 2012. The decrease in the provision for the period was due primarily to a decline in historical losses, a lower migration of new problem loans into non-performing status, and loan recoveries during the period.

Non-interest income increased 10% to $24.6 million for the first six months of 2013 compared to $22.5 million for the first six months of 2012. This increase was driven by a 19% increase in income from mortgage banking activities due to higher loan origination volumes. In addition, wealth management income increased 6% due to higher assets under management while insurance agency commissions increased 12% due to higher revenues on commercial and physicians liability lines. Other non-interest income increased 50% due to gains on sales and dispositions of loans and a non-recurring legal settlement.

Non-interest expenses decreased to $55.3 million for the first six months of 2013 compared to $55.5 million in the first six months of 2012. This decrease was driven primarily by declines in outside data services and other noninterest expenses which were due to merger expenses from the CommerceFirst acquisition recorded in the second quarter of 2012. These decreases were somewhat offset by an increase in salaries and benefits expenses due to additional staff and higher incentive compensation. The non-GAAP efficiency ratio improved to 60.86% for the first six months of 2013 compared to 62.25% for the first six months of 2012.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) August 19, 2013. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10030473.

About Sandy Spring Bancorp/Sandy Spring Bank

With $4.1 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or
Philip J. Mantua, E.V.P. & Chief Financial Officer
Sandy Spring Bancorp
17801 Georgia Avenue
Olney, Maryland 20832
1-800-399-5919
Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com
Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2012, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
(Dollars in thousands, except per share data)	2013	2012	Change	2013	2012	Change
Results of Operations:
Net interest income	$30,932	$29,809	4%	$62,258	$58,514	6%
Provision for loan and lease losses	(2,876)	1,585	-	(2,798)	2,249	-
Non-interest income	12,215	11,493	6	24,634	22,467	10
Non-interest expenses	27,508	28,858	(5)	55,331	55,541	-
Income before income taxes	18,515	10,859	71	34,359	23,191	48
Net income	12,162	7,207	69	22,720	15,683	45

Pre-tax pre-provision pre-merger expense income	$15,639	$14,642	7	$31,561	$28,012	13

Return on average assets	1.23%	0.78%		1.16%	0.86%
Return on average common equity	9.98%	6.34%		9.42%	6.96%
Net interest margin	3.51%	3.62%		3.55%	3.59%
Efficiency ratio - GAAP basis (1)	63.75%	69.87%		63.68%	68.59%
Efficiency ratio - Non-GAAP basis (1)	60.92%	61.55%		60.86%	62.25%

Per share data:
Basic net income	$0.49	$0.30	63%	$0.91	$0.65	40%
Diluted net income	$0.49	$0.30	63	$0.91	$0.65	40
Average fully diluted shares	25,009,092	24,423,236	2	25,006,161	24,303,095	3
Dividends declared per share	$0.16	$0.12	33	$0.30	$0.22	36
Book value per share	19.45	18.94	3	19.45	18.94	3
Tangible book value per share	16.09	14.91	8	16.09	14.91	8
Outstanding shares	24,967,558	24,886,724	-	24,967,558	24,886,724	-

Financial Condition at period-end:
Investment securities	$1,102,209	$1,006,743	9%	$1,102,209	$1,006,743	9%
Loans and leases	2,605,458	2,475,078	5	2,605,458	2,475,078	5
Interest-earning assets	3,802,682	3,584,480	6	3,802,682	3,584,480	6
Assets	4,072,617	3,855,177	6	4,072,617	3,855,177	6
Deposits	2,926,650	2,852,055	3	2,926,650	2,852,055	3
Interest-bearing liabilities	2,678,490	2,593,501	3	2,678,490	2,593,501	3
Stockholders' equity	485,643	471,464	3	485,643	471,464	3

Capital ratios:
Tier 1 leverage	11.28%	11.21%		11.28%	11.21%
Tier 1 capital to risk-weighted assets	14.30%	14.12%		14.30%	14.12%
Total regulatory capital to risk-weighted assets	15.55%	15.37%		15.55%	15.37%
Tangible common equity to tangible assets (2)	10.08%	9.84%		10.08%	9.84%
Average equity to average assets	12.35%	12.33%		12.30%	12.33%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.50%	1.83%		1.50%	1.83%
Non-performing loans to total loans	1.77%	2.60%		1.77%	2.60%
Non-performing assets to total assets	1.25%	1.92%		1.25%	1.92%
Allowance for loan and lease losses to non-performing loans	84.46%	70.23%		84.46%	70.23%
Annualized net charge-offs to average loans and leases (3)	(0.10)%	0.23%		0.09%	0.89%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional eficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2013	2012	2013	2012
Pre-tax pre-provision pre-merger expense income:
Net income	$12,162	$7,207	$22,720	$15,683
Plus non-GAAP adjustment:
Merger expenses	-	2,198	-	2,572
Income taxes	6,353	3,652	11,639	7,508
Provision for loan and lease losses	(2,876)	1,585	(2,798)	2,249
Pre-tax pre-provision pre-merger expense income	$15,639	$14,642	$31,561	$28,012

Efficiency ratio - GAAP basis:
Non-interest expenses	$27,508	$28,858	$55,331	$55,541

Net interest income plus non-interest income	$43,147	$41,302	$86,892	$80,981

Efficiency ratio - GAAP basis	63.75%	69.87%	63.68%	68.59%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$27,508	$28,858	$55,331	$55,541
Less non-GAAP adjustment:
Amortization of intangible assets	461	466	922	927
Merger expenses	-	2,198	-	2,572
Non-interest expenses - as adjusted	$27,047	$26,194	$54,409	$52,042

Net interest income plus non-interest income	$43,147	$41,302	$86,892	$80,981
Plus non-GAAP adjustment:
Tax-equivalent income	1,312	1,340	2,623	2,716
Less non-GAAP adjustments:
Securities gains	62	90	118	163
OTTI recognized in earnings	-	(8)	-	(72)
Net interest income plus non-interest income - as adjusted	$44,397	$42,560	$89,397	$83,606

Efficiency ratio - Non-GAAP basis	60.92%	61.55%	60.86%	62.25%

Tangible common equity ratio:
Total stockholders' equity	$485,643	$471,464	$485,643	$471,464
Accumulated other comprehensive loss	2,425	(14,577)	2,425	(14,577)
Goodwill	(84,171)	(81,892)	(84,171)	(81,892)
Other intangible assets, net	(2,241)	(4,017)	(2,241)	(4,017)
Tangible common equity	$401,656	$370,978	$401,656	$370,978

Total assets	$4,072,617	$3,855,177	$4,072,617	$3,855,177
Goodwill	(84,171)	(81,892)	(84,171)	(81,892)
Other intangible assets, net	(2,241)	(4,017)	(2,241)	(4,017)
Tangible assets	$3,986,205	$3,769,268	$3,986,205	$3,769,268

Tangible common equity ratio	10.08%	9.84%	10.08%	9.84%

Outstanding common shares	24,967,558	24,886,724	24,967,558	24,886,724
Tangible book value per common share	$16.09	$14.91	$16.09	$14.91

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	June 30,	December 31,	June 30,
(Dollars in thousands)	2013	2012	2012
Assets
Cash and due from banks	$41,525	$59,540	$46,002
Federal funds sold	475	466	467
Interest-bearing deposits with banks	65,507	26,400	76,365
Cash and cash equivalents	107,507	86,406	122,834
Residential mortgage loans held for sale (at fair value)	29,033	36,149	25,827
Investments available-for-sale (at fair value)	838,440	825,582	808,881
Investments held-to-maturity -- fair value of $220,838, $222,024 and $169,396
at June 30, 2013, December 31, 2012 and June 30, 2012, respectively	226,457	215,814	164,846
Other equity securities	37,312	33,636	33,016
Total loans and leases	2,605,458	2,531,128	2,475,078
Less: allowance for loan and lease losses	(39,015)	(42,957)	(45,265)
Net loans and leases	2,566,443	2,488,171	2,429,813
Premises and equipment, net	46,901	48,326	49,240
Other real estate owned	4,831	5,926	9,553
Accrued interest receivable	13,071	12,392	13,456
Goodwill	84,171	84,808	81,892
Other intangible assets, net	2,241	3,163	4,017
Other assets	116,210	114,833	111,802
Total assets	$4,072,617	$3,955,206	$3,855,177

Liabilities
Noninterest-bearing deposits	$877,891	$847,415	$763,566
Interest-bearing deposits	2,048,759	2,065,619	2,088,489
Total deposits	2,926,650	2,913,034	2,852,055
Securities sold under retail repurchase agreements and federal funds purchased	54,731	86,929	64,779
Advances from FHLB	540,000	405,058	405,233
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	30,593	31,673	26,646
Total liabilities	3,586,974	3,471,694	3,383,713

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,967,558, 24,905,392 and 24,886,724 at June 30, 2013,
December 31, 2012 and June 30, 2012, respectively	24,968	24,905	24,887
Additional paid in capital	192,327	191,689	190,733
Retained earnings	270,773	255,606	241,267
Accumulated other comprehensive income (loss)	(2,425)	11,312	14,577
Total stockholders' equity	485,643	483,512	471,464
Total liabilities and stockholders' equity	$4,072,617	$3,955,206	$3,855,177

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2013	2012	2013	2012
Interest Income:
Interest and fees on loans and leases	$29,212	$28,338	$58,858	$55,467
Interest on loans held for sale	309	190	662	339
Interest on deposits with banks	24	24	43	45
Interest and dividends on investment securities:
Taxable	3,919	4,662	7,853	9,605
Exempt from federal income taxes	2,315	2,343	4,642	4,716
Interest on federal funds sold	-	1	-	1
Total interest income	35,779	35,558	72,058	70,173
Interest Expense:
Interest on deposits	1,396	1,871	2,851	3,884
Interest on retail repurchase agreements and federal funds purchased	38	51	87	112
Interest on advances from FHLB	3,189	3,586	6,412	7,173
Interest on subordinated debt	224	241	450	490
Total interest expense	4,847	5,749	9,800	11,659
Net interest income	30,932	29,809	62,258	58,514
Provision for loan and lease losses	(2,876)	1,585	(2,798)	2,249
Net interest income after provision for loan and lease losses	33,808	28,224	65,056	56,265
Non-interest Income:
Investment securities gains	62	90	118	163
Total other-than-temporary impairment ("OTTI") losses	-	(8)	-	(72)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	-
Net OTTI recognized in earnings	-	(8)	-	(72)
Service charges on deposit accounts	2,150	2,283	4,219	4,483
Mortgage banking activities	1,237	1,288	2,764	2,313
Wealth management income	4,532	4,034	8,574	8,091
Insurance agency commissions	1,036	934	2,385	2,136
Income from bank owned life insurance	623	660	1,235	1,294
Visa check fees	1,079	962	2,036	1,860
Other income	1,496	1,250	3,303	2,199
Total non-interest income	12,215	11,493	24,634	22,467
Non-interest Expenses:
Salaries and employee benefits	16,163	15,927	32,509	31,628
Occupancy expense of premises	2,996	2,943	6,178	5,789
Equipment expenses	1,227	1,255	2,476	2,445
Marketing	755	565	1,270	1,060
Outside data services	1,114	1,828	2,266	3,107
FDIC insurance	581	653	1,177	1,305
Amortization of intangible assets	461	466	922	927
Other expenses	4,211	5,221	8,533	9,280
Total non-interest expenses	27,508	28,858	55,331	55,541
Income before income taxes	18,515	10,859	34,359	23,191
Income tax expense	6,353	3,652	11,639	7,508
Net income	$12,162	$7,207	$22,720	$15,683

Net Income Per Share Amounts:
Basic net income per share	$0.49	$0.30	$0.91	$0.65
Diluted net income per share	$0.49	$0.30	$0.91	$0.65
Dividends declared per share	$0.16	$0.12	$0.30	$0.22

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013		2012
(Dollars in thousands, except per share data)	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$37,091	$37,590	$37,536	$38,819	$36,898	$35,991
Interest expense	4,847	4,953	5,282	5,710	5,749	5,910
Tax-equivalent net interest income	32,244	32,637	32,254	33,109	31,149	30,081
Tax-equivalent adjustment	1,312	1,311	1,334	1,324	1,340	1,376
Provision for loan and lease losses	(2,876)	78	1,168	232	1,585	664
Non-interest income	12,215	12,419	12,247	12,242	11,493	10,974
Non-interest expenses	27,508	27,823	27,219	27,167	28,858	26,683
Income before income taxes	18,515	15,844	14,780	16,628	10,859	12,332
Income tax expense	6,353	5,286	4,899	5,638	3,652	3,856
Net income	$12,162	$10,558	$9,881	$10,990	$7,207	$8,476
Financial performance:
Pre-tax pre-provision pre-merger expense income	$15,639	$15,922	$15,740	$16,996	$14,642	$13,370
Return on average assets	1.23%	1.08%	1.01%	1.13%	0.78%	0.94%
Return on average common equity	9.98%	8.85%	8.14%	9.22%	6.34%	7.60%
Net interest margin	3.51%	3.59%	3.53%	3.67%	3.62%	3.56%
Efficiency ratio - GAAP basis (1)	63.75%	63.60%	63.06%	61.70%	69.87%	67.25%
Efficiency ratio - Non-GAAP basis (1)	60.92%	60.80%	60.54%	58.91%	61.54%	62.97%
Per share data:
Basic net income per share	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Diluted net income per share	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Average fully diluted shares	25,009,092	25,002,612	24,971,249	24,949,205	24,423,236	24,180,501
Dividends declared per common share	$0.16	$0.14	$0.14	$0.12	$0.12	$0.10
Non-interest income:
Securities gains	$62	$56	$-	$296	$90	$73
Net OTTI recognized in earnings	-	-	(14)	(23)	(8)	(64)
Service charges on deposit accounts	2,150	2,069	2,197	2,230	2,283	2,200
Mortgage banking activities	1,237	1,527	1,738	1,981	1,288	1,025
Wealth management income	4,532	4,042	4,000	3,858	4,034	4,057
Insurance agency commissions	1,036	1,349	1,334	1,020	934	1,202
Income from bank owned life insurance	623	612	662	660	660	634
Visa check fees	1,079	957	1,043	984	962	898
Other income	1,496	1,807	1,287	1,236	1,250	949
Total non-interest income	$12,215	$12,419	$12,247	$12,242	$11,493	$10,974
Non-interest expense:
Salaries and employee benefits	$16,163	$16,346	$15,405	$15,476	$15,927	$15,701
Occupancy expense of premises	2,996	3,182	3,115	3,106	2,943	2,846
Equipment expenses	1,227	1,249	1,189	1,237	1,255	1,190
Marketing	755	515	827	764	565	495
Outside data services	1,114	1,152	836	1,076	1,828	1,279
FDIC insurance	581	596	601	667	653	652
Amortization of intangible assets	461	461	478	476	466	461
Professional fees	1,332	1,250	1,584	1,282	2,156	1,287
Other real estate owned expenses	(281)	37	316	174	351	64
Other expenses	3,160	3,035	2,868	2,909	2,714	2,708
Total non-interest expense	$27,508	$27,823	$27,219	$27,167	$28,858	$26,683

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013		2012
(Dollars in thousands)	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$565,282	$538,346	$523,364	$499,806	$472,426	$465,204
Residential construction loans	116,736	122,698	120,314	128,606	130,791	122,841
Commercial ADC loans	163,309	150,599	151,933	133,007	151,620	149,814
Commercial investor real estate loans	497,365	487,802	456,888	447,536	443,237	392,626
Commercial owner occupied real estate loans	563,258	565,820	571,510	579,711	579,812	525,022
Commercial business loans	334,979	344,489	346,708	322,087	334,040	253,827
Leasing	1,415	1,974	3,421	4,233	5,618	5,843
Consumer loans	363,114	353,341	356,990	353,999	357,534	356,215
Total loans and leases	2,605,458	2,565,069	2,531,128	2,468,985	2,475,078	2,271,392
Allowance for loan and lease losses	(39,015)	(41,246)	(42,957)	(42,618)	(45,265)	(45,061)
Investment securities	1,102,209	1,008,693	1,075,032	1,074,918	1,006,743	1,067,462
Interest-earning assets	3,802,682	3,660,809	3,669,175	3,614,310	3,584,480	3,416,136
Total assets	4,072,617	3,932,026	3,955,206	3,887,427	3,855,177	3,668,273
Noninterest-bearing demand deposits	877,891	832,679	847,415	818,674	763,566	685,770
Total deposits	2,926,650	2,919,208	2,913,034	2,880,262	2,852,055	2,681,075
Customer repurchase agreements	54,731	50,302	51,929	58,306	64,779	73,130
Total interest-bearing liabilities	2,678,490	2,576,831	2,592,606	2,560,040	2,593,501	2,508,756
Total stockholders' equity	485,643	488,947	483,512	481,810	471,464	451,917
Quarterly average balance sheets:
Residential mortgage loans	$579,899	$575,889	$542,095	$510,475	$488,644	$474,149
Residential construction loans	119,197	120,283	125,640	133,236	125,582	116,630
Commercial ADC loans	160,483	148,749	137,679	142,870	151,374	159,769
Commercial investor real estate loans	485,630	474,062	453,074	445,012	410,258	377,072
Commercial owner occupied real estate loans	561,249	567,723	577,693	580,994	539,590	518,763
Commercial business loans	337,843	347,569	322,501	332,364	284,271	258,099
Leasing	1,644	2,510	3,773	4,858	5,528	6,325
Consumer loans	360,842	357,366	356,452	357,135	359,008	358,783
Total loans and leases	2,606,787	2,594,151	2,518,907	2,506,945	2,364,255	2,269,590
Investment securities	1,047,726	1,051,769	1,072,278	1,038,586	1,052,502	1,086,295
Interest-earning assets	3,692,215	3,677,444	3,639,605	3,599,715	3,453,590	3,389,843
Total assets	3,959,907	3,946,578	3,908,479	3,863,951	3,708,622	3,637,674
Noninterest-bearing demand deposits	838,502	797,926	824,188	774,215	699,638	641,477
Total deposits	2,892,704	2,860,451	2,891,120	2,857,523	2,714,980	2,642,634
Customer repurchase agreements	55,941	52,622	60,941	62,693	66,674	65,195
Total interest-bearing liabilities	2,599,704	2,631,198	2,571,937	2,587,815	2,526,541	2,523,394
Total stockholders' equity	489,014	483,664	482,621	474,231	457,338	448,406
Financial Measures
Average equity to average assets	12.35%	12.26%	12.35%	12.27%	12.33%	12.33%
Investment securities to earning assets	28.99%	27.55%	29.30%	29.74%	28.09%	31.25%
Loans to earnings assets	68.52%	70.07%	68.98%	68.31%	69.05%	66.49%
Loans to assets	63.98%	65.24%	63.99%	63.51%	64.20%	61.92%
Loans to deposits	89.03%	87.87%	86.89%	85.72%	86.78%	84.72%
Capital measures:
Tier 1 leverage	11.28%	11.07%	10.98%	10.99%	11.21%	11.05%
Tier 1 capital to risk-weighted assets	14.30%	14.23%	14.15%	14.31%	14.12%	14.89%
Total regulatory capital to risk-weighted assets	15.55%	15.48%	15.40%	15.56%	15.36%	16.14%
Book value per share	$19.45	$19.59	$19.41	$19.35	$18.94	$18.72
Outstanding shares	24,967,558	24,954,892	24,905,392	24,896,136	24,886,724	24,143,985

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2013		2012
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$15	$-	$24	$44	$70	$40
Commercial real estate:
Commercial AD&C	-	-	-	-	342	-
Commercial investor real estate	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	209	-	-	-
Leasing	-	-	-	127	96	-
Consumer	-	54	14	18	5	89
Residential real estate:
Residential mortgage	-	-	-	116	91	167
Residential construction	-	-	-	-	-	-
Total loans and leases 90 days past due	15	54	247	305	604	296
Non-accrual loans and leases:
Commercial business	4,483	4,012	4,611	4,919	4,583	6,542
Commercial real estate:
Commercial AD&C	5,885	5,826	6,332	8,957	13,055	14,303
Commercial investor real estate	11,741	12,353	11,843	12,345	13,327	13,893
Commercial owner occupied real estate	5,413	5,346	13,681	13,742	15,146	16,295
Leasing	-	-	865	834	872	858
Consumer	2,305	2,388	2,410	1,607	1,651	1,700
Residential real estate:
Residential mortgage	5,581	5,393	4,681	3,644	2,600	4,818
Residential construction	2,558	3,258	3,125	3,236	4,333	4,929
Total non-accrual loans and lease	37,966	38,576	47,548	49,284	55,567	63,338
Total restructured loans - accruing	8,213	10,839	10,110	9,277	8,285	8,547
Total non-performing loans and leases	46,194	49,469	57,905	58,866	64,456	72,181
Other assets and real estate owned (OREO)	4,831	5,250	5,926	9,291	9,553	4,834
Total non-performing assets	$51,025	$54,719	$63,831	$68,157	$74,009	$77,015

	For the quarter ended,
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2013	2013	2012	2012	2012	2012
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$38,576	$47,548	$49,284	$55,567	$63,338	$71,680
Non-accrual balances transferred to OREO	(1,426)	(92)	(400)	(232)	(2,131)	-
Non-accrual balances charged-off	(668)	(2,175)	(979)	(3,697)	(1,663)	(4,965)
Net payments or draws	(3,560)	(11,768)	(3,852)	(6,342)	(4,149)	(5,061)
Loans placed on non-accrual	5,044	5,493	5,023	3,988	1,261	1,809
Non-accrual loans brought current	-	(430)	(1,528)	-	(1,089)	(125)
Balance at end of period	$37,966	$38,576	$47,548	$49,284	$55,567	$63,338

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$41,246	$42,957	$42,618	$45,265	$45,061	$49,426
Provision for loan and lease losses	(2,876)	78	1,168	232	1,585	664
Less loans charged-off, net of recoveries:
Commercial business	(32)	1,744	(76)	(225)	(185)	(39)
Commercial real estate:
Commercial AD&C	(1,444)	(1,020)	(248)	1,983	(59)	1,076
Commercial investor real estate	123	31	110	123	140	3,219
Commercial owner occupied real estate	100	81	-	653	484	-
Leasing	(4)	-	-	(17)	(3)	5
Consumer	490	508	384	111	228	348
Residential real estate:
Residential mortgage	22	447	508	253	713	420
Residential construction	100	(2)	151	(2)	63	-
Net charge-offs	(645)	1,789	829	2,879	1,381	5,029
Balance at end of period	$39,015	$41,246	$42,957	$42,618	$45,265	$45,061

Asset Quality Ratios:
Non-performing loans to total loans	1.77%	1.93%	2.29%	2.38%	2.60%	3.18%
Non-performing assets to total assets	1.25%	1.39%	1.61%	1.75%	1.92%	2.10%
Allowance for loan losses to loans	1.50%	1.61%	1.70%	1.73%	1.83%	1.98%
Allowance for loan losses to non-performing loans	84.46%	83.38%	74.18%	72.40%	70.23%	62.43%
Net charge-offs in quarter to average loans	(0.10)%	0.28%	0.13%	0.46%	0.23%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Six Months Ended June 30,
	2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$577,905	$10,686	3.70%	$481,396	$10,741	4.49%
Residential construction loans	119,737	2,036	3.43	121,106	2,291	3.80
Commercial ADC loans	154,648	4,102	5.35	155,571	3,890	5.03
Commercial investor real estate loans	479,878	12,319	5.18	393,665	10,764	5.50
Commercial owner occupied real estate loans	564,468	15,103	5.53	529,176	14,784	5.68
Commercial business loans	342,679	9,042	5.18	271,185	6,816	4.93
Leasing	2,075	68	6.53	5,927	193	6.53
Consumer loans	359,114	6,164	3.49	358,896	6,327	3.57
Total loans and leases (3)	2,600,504	59,520	4.64	2,316,922	55,806	4.85
Taxable securities	750,167	8,594	2.29	791,303	10,253	2.59
Tax-exempt securities (4)	299,569	6,524	4.36	278,095	6,784	4.88
Interest-bearing deposits with banks	34,156	43	0.25	34,410	45	0.26
Federal funds sold	475	-	0.22	985	1	0.16
Total interest-earning assets	3,684,871	74,681	4.08	3,421,715	72,889	4.27

Less: allowance for loan and lease losses	(42,650)			(48,439)
Cash and due from banks	46,242			45,470
Premises and equipment, net	47,832			48,820
Other assets	216,984			205,582
Total assets	$3,953,279			$3,673,148

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$433,200	183	0.09%	$373,741	171	0.09%
Regular savings deposits	237,467	106	0.09	206,721	104	0.10
Money market savings deposits	883,765	789	0.18	857,020	983	0.23
Time deposits	503,908	1,773	0.71	570,768	2,626	0.93
Total interest-bearing deposits	2,058,340	2,851	0.28	2,008,250	3,884	0.39
Other borrowings	61,132	87	0.29	76,403	112	0.29
Advances from FHLB	460,892	6,412	2.81	405,315	7,173	3.56
Subordinated debentures	35,000	450	2.57	35,000	490	2.80
Total interest-bearing liabilities	2,615,364	9,800	0.76	2,524,968	11,659	0.93

Noninterest-bearing demand deposits	818,326			670,557
Other liabilities	33,235			24,752
Stockholders' equity	486,354			452,871
Total liabilities and stockholders' equity	$3,953,279			$3,673,148

Net interest income and spread		$64,881	3.32%		$61,230	3.34%
Less: tax-equivalent adjustment		2,623			2,716
Net interest income		$62,258			$58,514

Interest income/earning assets			4.08%			4.27%
Interest expense/earning assets			0.53			0.68
Net interest margin			3.55%			3.59%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $2.6 million and $2.7 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended June 30,
	2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$579,899	$5,310	3.68%	$488,644	$5,381	4.43%
Residential construction loans	119,197	1,032	3.47	125,582	1,190	3.81
Commercial ADC loans	160,483	2,106	5.26	151,374	1,922	5.11
Commercial investor real estate loans	485,630	6,184	5.11	410,258	5,616	5.51
Commercial owner occupied real estate loans	561,249	7,302	5.34	539,590	7,524	5.68
Commercial business loans	337,843	4,456	5.15	284,271	3,665	5.04
Leasing	1,644	30	7.22	5,528	90	6.53
Consumer loans	360,842	3,101	3.47	359,008	3,140	3.54
Total loans and leases (3)	2,606,787	29,521	4.57	2,364,255	28,528	4.86
Taxable securities	746,266	4,289	2.30	772,668	4,980	2.58
Tax-exempt securities (4)	301,460	3,257	4.32	279,834	3,365	4.81
Interest-bearing deposits with banks	37,227	24	0.25	35,949	24	0.27
Federal funds sold	475	-	0.22	884	1	0.18
Total interest-earning assets	3,692,215	37,091	4.03	3,453,590	36,898	4.29

Less: allowance for loan and lease losses	(41,605)			(47,312)
Cash and due from banks	45,603			45,883
Premises and equipment, net	47,501			49,085
Other assets	216,193			207,376
Total assets	$3,959,907			$3,708,622

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$442,808	91	0.08%	$384,750	84	0.09%
Regular savings deposits	240,410	58	0.10	212,839	58	0.11
Money market savings deposits	875,282	378	0.17	854,920	471	0.22
Time deposits	495,702	869	0.70	562,833	1,258	0.90
Total interest-bearing deposits	2,054,202	1,396	0.27	2,015,342	1,871	0.37
Other borrowings	56,711	38	0.27	70,928	51	0.29
Advances from FHLB	453,791	3,189	2.82	405,271	3,586	3.56
Subordinated debentures	35,000	224	2.56	35,000	241	2.75
Total interest-bearing liabilities	2,599,704	4,847	0.75	2,526,541	5,749	0.91

Noninterest-bearing demand deposits	838,502			699,638
Other liabilities	32,686			25,105
Stockholders' equity	489,014			457,338
Total liabilities and stockholders' equity	$3,959,906			$3,708,622

Net interest income and spread		$32,244	3.28%		$31,149	3.38%
Less: tax-equivalent adjustment		1,312			1,340
Net interest income		$30,932			$29,809

Interest income/earning assets			4.03%			4.29%
Interest expense/earning assets			0.52			0.67
Net interest margin			3.51%			3.62%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.